APPENDIX 3B
NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------


                                                Rule 2.7, 3.10.3, 3.10.4, 3.10.5
                                  APPENDIX 3B

                            NEW ISSUE ANNOUNCEMENT,
               APPLICATION FOR QUOTATION OF ADDITIONAL SECURITIES
                                  AND AGREEMENT

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX's property and may be made public.

Introduced 1/7/96. Origin: Appendix 5. Amended 1/7/98, 1/9/99, 1/7/2000,
30/9/2001, 11/3/2002, 1/1/2003.


Name  of  entity
--------------------------------------------------------------------------------
PROGEN  INDUSTRIES  LIMITED
--------------------------------------------------------------------------------

ABN
---------------------------
82 010 975 612
---------------------------

We (the entity) give ASX the following information.


PART 1 - ALL ISSUES
You must complete the relevant sections (attach sheets if there is not enough space).

                                               ---------------------------------
  1  +Class of +securities issued or to be     Ordinary shares
     issued
                                               ---------------------------------

                                               ---------------------------------
  2  Number  of +securities issued or to       9,910 Ordinary shares
     be issued (if known) or maximum
     number which may be issued
                                               ---------------------------------

                                               ---------------------------------
  3  Principal terms of the +securities (eg,   Shareholder Options in terms of
     if options, exercise price and expiry     the Prospectus issued
     date; if partly paid +securities, the     in November 2003
     amount outstanding and due dates
     for payment; if +convertible
     securities, the conversion price and
     dates for conversion)
                                               ---------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.


1/1/2003                                                      Appendix 3B Page 1

                                                    -----------------------------------------------------
4       Do the +securities rank equally in all      Yes
        respects from the date of allotment
        with an existing +class of quoted
        +securities?

        If the additional securities do not         Not Applicable
        rank equally, please state:
        -  the date from which they do
        -  the extent to which they
           participate for the next dividend, (in
           the case of a trust, distribution) or
           interest payment
        -  the extent to which they do not
           rank equally, other than in relation to
           the next dividend, distribution or
           interest payment
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
5       Issue price or consideration                $2.50 per share
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
6       Purpose of the issue
        (If issued as consideration for the         Shareholder Options converted into 409
        acquisition of assets, clearly identify     ordinary shares at $2.50 per share in terms of
        those assets)                               the Prospectus issued in November 2003.
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
7       Dates of entering +securities into          28 September 2004.
        uncertificated holdings or despatch
        of certificates
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
                                                    Number                          +Class
                                                    -----------------------------------------------------
8       Number and +class of all                    34,931,740                       Ordinary shares
        +securities quoted on ASX                    3,742,036                       Options which expire
        (including the securities in clause 2                                        on 31 May 2005
        if applicable)
                                                    -----------------------------------------------------

APPENDIX 3B
NEW ISSUE ANNOUNCEMENT
---------------------------------------------------------------------------------------------------------
                                                    -----------------------------------------------------
                                                    Number                          +Class
                                                    -----------------------------------------------------
9    Number and +class of all                         952,020                       Options for Ordinary
     +securities not quoted on ASX                                                  shares
     (including the securities in clause 2          1,955,050                       Options for Ordinary
     if applicable)                                                                 shares issued on the
                                                                                    same terms as those
                                                                                    options issued to
                                                                                    shareholder in
                                                                                    November 2003.
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
10   Dividend policy (in the case of a              Not Applicable.
     trust, distribution policy) on the
     increased capital (interests)
                                                    -----------------------------------------------------

PART 2 - BONUS ISSUE OR PRO RATA ISSUE

                                                    -----------------------------------------------------
11   Is security holder approval                    Not Applicable.
     required?
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
12   Is the issue renounceable or non-              Not Applicable.
     renounceable?
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
13   Ratio in which the +securities will            Not Applicable.
     be offered
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
14   +Class of +securities to which the             Not Applicable.
     offer relates
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
15   +Record date to determine                      Not Applicable.
     entitlements
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
16   Will holdings on different registers           Not Applicable.
     (or subregisters) be aggregated for
     calculating entitlements?
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
17   Policy for deciding entitlements in            Not Applicable.
     relation to fractions
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
18   Names of countries in which the                Not Applicable.
     entity has +security holders who will
     not be sent new issue documents
     Note: Security holders must be told how their
     entitlements are to be dealt with.
     Cross reference: rule 7.7.
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
19   Closing date for receipt of                    Not Applicable.
     acceptances or renunciations
                                                    -----------------------------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.


1/1/2003                                                      Appendix 3B Page 3

                                                    -----------------------------------------------------
20   Names of any underwriters                      Not Applicable.
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
21   Amount of any underwriting fee or              Not Applicable.
     commission
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
22   Names of any brokers to the issue              Not Applicable.
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
23   Fee or commission payable to the               Not Applicable.
     broker to the issue
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
24   Amount of any handling fee payable             Not Applicable.
     to brokers who lodge acceptances
     or renunciations on behalf of
     +security holders
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
25   If the issue is contingent on                  Not Applicable.
     +security holders' approval, the date
     of the meeting
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
26   Date entitlement and acceptance                Not Applicable.
     form and prospectus or Product
     Disclosure Statement will be sent to
     persons entitled
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
27   If the entity has issued options, and          Not Applicable.
     the terms entitle option holders to
     participate on exercise, the date on
     which notices will be sent to option
     holders
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
28   Date rights trading will begin (if             Not Applicable.
     applicable)
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
29   Date rights trading will end (if               Not Applicable.
     applicable)
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
30   How do +security holders sell their            Not Applicable.
     entitlements in full through a
     broker?
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
31   How do +security holders sell par              Not Applicable.
     of their entitlements through a
     broker and accept for the balance?
                                                    -----------------------------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.


Appendix 3B Page 4                                                      1/1/2003

APPENDIX 3B
NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------

                                                    -----------------------------------------------------
32   How do +security holders dispose of            Not Applicable.
     their entitlements (except by sale
     through a broker)?
                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
33   +Despatch date                                 Not Applicable.
                                                    -----------------------------------------------------


PART 3 - QUOTATION OF SECURITIES
You need only complete this section if you are applying for quotation of securities

34   Type of securities
     (tick one)

(a)  [X]                  Securities described in Part 1

(b)  [_]                  All other securities

                          Example: restricted securities at the end of the escrowed period, partly paid securities that become fully paid, employee
                          incentive share securities when restriction ends, securities issued on expiry or conversion of convertible securities

ENTITIES THAT HAVE TICKED BOX 34(a)

ADDITIONAL SECURITIES FORMING A NEW CLASS OF SECURITIES

Tick to indicate you are providing the information or documents

35   [_]  If the +securities are +equity securities, the names of the 20 largest holders of the additional +securities, and the number and percentage of additional +securities held by those holders

36   [_]  If the +securities are +equity securities, a distribution schedule of the additional +securities setting out the number of holders in the categories
          1 - 1,000
          1,001 - 5,000
          5,001 - 10,000
          10,001 - 100,000
          100,001 and over

37   [_]  A copy of any trust deed for the additional +securities

ENTITIES  THAT  HAVE  TICKED  BOX  34(b)

                                     ---------------------------------------------
38   Number of securities for which
     +quotation is sought
                                     ---------------------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.


1/1/2003                                                      Appendix 3B Page 5

                                                             --------------------------------------------
39   Class of +securities for which
     quotation is sought
                                                             --------------------------------------------

                                                             --------------------------------------------
40   Do the +securities rank equally in all
     respects from the date of allotment
     with an existing +class of quoted
     +securities?

     If the additional securities do not
     rank equally, please state:
     -  the date from which they do
     -  the extent to which they
        participate for the next dividend, (in
        the case of a trust, distribution) or
        interest payment
     -  the extent to which they do not
        rank equally, other than in relation
        to the next dividend, distribution or
        interest payment
                                                             --------------------------------------------

                                                             --------------------------------------------
41   Reason for request for quotation
     now

     Example: In the case of restricted securities, end of restriction period

     (if issued upon conversion of
     another security, clearly identify that
     other security)
                                                             --------------------------------------------

                                                             --------------------------------------------
                                                             Number                +Class
                                                             --------------------------------------------
42   Number and +class of all +securities
     quoted on ASX (including the
     securities in clause 38)
                                                             --------------------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.


Appendix 3B Page 6                                                      1/1/2003

APPENDIX 3B
NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------


QUOTATION AGREEMENT

1 +Quotation of our additional +securities is in ASX's absolute discretion. ASX may quote the +securities on any conditions it decides.

2    We  warrant  the  following  to  ASX.

     - The issue of the +securities to be quoted complies with the law and is not for an illegal purpose.

     -    There is no reason why those +securities should not be granted
          +quotation.

     - An offer of the +securities for sale within 12 months after their issue will not require disclosure under section 707(3) or section 1012C(6) of the Corporations Act.

     - Note: An entity may need to obtain appropriate warranties from subscribers for the securities in order to be able to give this warranty

     - Section 724 or section 1016E of the Corporations Act does not apply to any applications received by us in relation to any +securities to be quoted and that no-one has any right to return any +securities to be quoted under sections 737, 738 or 1016F of the Corporations Act at the time that we request that the +securities be quoted.

     - We warrant that if confirmation is required under section 1017F of the Corporations Act in relation to the +securities to be quoted, it has been provided at the time that we request that the +securities be quoted.

     - If we are a trust, we warrant that no person has the right to return the +securities to be quoted under section 1019B of the Corporations Act at the time that we request that the +securities be quoted.


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.


1/1/2003                                                      Appendix 3B Page 7

3 We will indemnify ASX to the fullest extent permitted by law in respect of any claim, action or expense arising from or connected with any breach of the warranties in this agreement.

4 We give ASX the information and documents required by this form. If any information or document not available now, will give it to ASX before +quotation of the +securities begins. We acknowledge that ASX is relying on the information and documents. We warrant that they are (will be) true and complete.


/s/  Linton Burns
-----------------
Signature

            (Company  Secretary)

Date: 28 September 2004


Print name: Linton Burns

                                 == == == == ==


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.


Appendix 3B Page 8                                                      1/1/2003